UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 14, 2015

INTERNATIONAL ISOTOPES INC.

(Exact Name of Registrant as Specified in Its Charter)

Texas	0-22923	74-2763837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4137 Commerce Circle Idaho Falls, Idaho	83401
(Address of Principal Executive Offices)	(Zip Code)

208-524-5300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 14, 2015, International Isotopes Inc. (the “Company”) held its 2015 Annual Meeting of Shareholders (the “Annual Meeting”), at which the Company’s shareholders approved the International Isotopes Inc. 2015 Incentive Plan (the “Plan”). The Plan provides for the grant of incentive and non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and units, and other stock or cash-based awards.  The Plan amends and restates the Company’s Amended and Restated 2006 Equity Incentive Plan (the “2006 Plan”), and no further awards will be made under the 2006 Plan after the effective date of the Plan. The Plan became effective immediately upon shareholder approval at the Annual Meeting.

A summary of the material terms of the Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 30, 2015 (the “Proxy Statement”).  The summaries of the Plan set forth above and in the Proxy Statement are qualified in their entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.07.

Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on July 14, 2015 in New York, New York.  At the Annual Meeting, there were 339,765,774 shares of the Company’s common stock represented to vote either in person or by proxy, or approximately 84.5% of the outstanding shares of common stock of the Company, which represented a quorum.  The final results of voting for each matter submitted to a vote of the shareholders at the Annual Meeting were as follows:

1.

Steve T. Laflin, Christopher Grosso and Ralph M. Richart were elected as directors of the Company, each to serve a one year term or until his respective successor has been duly elected and qualified.  The voting for each director was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Steve T. Laflin	203,542,761	477,838	135,745,175
Christopher Grosso	203,539,051	481,548	135,745,175
Ralph M. Richart	203,537,561	483,038	135,745,175

2.

Eide Bailly LLP was ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 based on  the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes

339,039,727	530,632	195,415	0

3.

The proposal regarding the advisory vote to approve the compensation of the Company’s named executive officers was approved based on the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes

199,941,421	3,958,744	120,434	135,745,175

4.

The International Isotopes Inc. 2015 Incentive Plan was approved based on the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes

199,491,070	4,034,116	495,413	135,745,175

Item 9.01.

Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	International Isotopes Inc. 2015 Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Isotopes Inc.

Date: July 16, 2015	By:	/s/ Steve T. Laflin
Steve T. Laflin President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	International Isotopes Inc. 2015 Incentive Plan.